SUPPLEMENT DATED MAY 29, 2019

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Summary Prospectus for the Pacific FundsSM Portfolio Optimization Moderate-Conservative dated August 1, 2018 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Principal Investment Strategies subsection, the second sentence of the eleventh paragraph is deleted and replaced with the following:

Alternative strategies used by the Underlying Funds may include, for example, currency strategies and long/short equity strategies.

In addition, the following risk is added alphabetically to the Principal Risks from Holdings in Underlying Funds subsection:

•                 Floating Rate Loan Risk – Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. It may take longer than seven days for transactions in loans to settle, which may result in cash proceeds not being immediately available to an Underlying Fund. The Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.